EXHIBIT 10.4.1

                                OPTION AGREEMENT

     THIS OPTION AGREEMENT (the "Agreement") is entered into as of the 13th day of April, 2000, by and among E-COMMERCE SUPPORT CENTERS, INC., a North Carolina corporation (the "Company"), and GIBRALTER PUBLISHING, INC., a North Carolina corporation ("Gibralter").

                                   WITNESSETH

     WHEREAS, the Company is in the business of selling and providing outsourced customer support services to entities with electronic commerce initiatives (the "Business"); and

     WHEREAS, Gibralter currently owns certain tangible and intangible assets (the "Option Assets", as defined below) which are being used by the Company in connection with the Business; and

     WHEREAS, the Company desires to grant to Gibralter the option to sell the Option Assets to the Company and Gibralter desires to grant to the Company the option to buy the Option Assets from Gibralter in accordance with the terms and conditions set forth herein;

     NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound hereby, agree as follows:

     SECTION 1.  PURCHASE AND SALE OF ASSETS.
                 ---------------------------

     1.01  DEFINITIONS. Unless otherwise defined herein, capitalized terms used
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herein shall have the meaning given such terms below.

     (a) "Option Assets" shall mean all of those tangible and intangible assets described on EXHIBIT A attached hereto and incorporated herein by reference.
             ---------

     1.02  GRANT OF PUT. The Company hereby irrevocably grants and issues to
           ------------
Gibralter the right and option, beginning on the date of this Agreement and terminating on December 31, 2001, to sell to the Company (hereinafter referred to as the "Put") the Option Assets at the Purchase Price described below.

     1.03  GRANT OF CALL. Gibralter hereby irrevocably grants and issues to the
           -------------
Company the right and option, beginning on the date of this Agreement and terminating on December 31, 2001, to buy from Gibralter (hereinafter referred to as the "Call") the Option Assets at the Purchase Price described below.

     1.04  EXERCISE OF PUT. Beginning on the date of this Agreement, Gibralter
           ---------------
may exercise the Put. Gibralter shall exercise the Put by written notice to the Company at any time (the "Put Notice"); provided, however, that Gibralter's
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exercise of the Put pursuant to the Put Notice shall not become effective unless and until such time as the board of directors and a majority of shareholders of Gibralter approve the Put Notice.

     1.05  EXERCISE OF CALL. Beginning on the date of this Agreement, the
           ----------------
Company may exercise the Call. The Company shall exercise the Call by written notice to Gibralter at any time (the "Call Notice"); provided, however, that the Company's exercise of the Call pursuant to the Call Notice shall not become effective unless and until such time as the board of directors and a majority of shareholders of the Company approve the Call Notice.

     1.06  PURCHASE AND SALE OF THE OPTION ASSETS. Upon the execution of either
           --------------------------------------
the Put or Call described above in accordance with the terms and conditions set forth in this Agreement, Gibralter shall sell, transfer and assign to the Company, and the Company shall purchase from Gibralter, the Option Assets on the terms and conditions set forth herein.

     1.07  PURCHASE PRICE. The Company shall pay to Gibralter at the Closing (as
           --------------
defined below) following the exercise of the Put or Call a purchase price equal to Five Million and No/100 Dollars ($5,000,000) (the "Purchase Price"). The Purchase Price shall be paid at Closing through the delivery and execution by the Company of two separate promissory notes: (1) a secured promissory note payable to Gibralter in the amount of One Million Five Hundred and No/100 Dollars ($1,500,000) and bearing interest at the rate of ten percent (10%) per annum ("Promissory Note A"); and (2) a three (3) year secured promissory note payable in installments to Gibralter in the amount of Three Million Five Hundred and No/100 Dollars ($3,500,000) and bearing interest at the rate of ten percent (10%) per annum ("Promissory Note B").

     1.08  ASSUMED LIABILITIES. At the Closing, the Company shall assume all of
           -------------------
the liabilities and obligations of Gibralter accruing after the Closing (the "Assumed Liabilities") under the contracts, licenses, sublicenses, leases, or other agreements referenced on SCHEDULE 1.08 attached hereto (the "Assigned
                               -------------
Contracts"). Except with respect to the Assumed Liabilities, the Company shall not assume, and shall have no liability for, and Gibralter shall retain responsibility for, any debts, liabilities, obligations, claims, expenses, taxes, contracts or commitments of the Business which accrue on or prior to the Closing, including, without limitation, any liability relating to or arising from (i) a breach of obligations under the Assigned Contracts which occurs on or prior to the Closing; (ii) any infringement of the rights of others with respect to the operation of the Business which occurs on or prior to the Closing; and
(iii) any liability for Federal, state or local taxes which may be due in connection with the operation of the Business on or prior to the Closing.

     SECTION 2.  REPRESENTATIONS AND WARRANTIES OF GIBRALTER. Gibralter hereby
                 -------------------------------------------
represents and warrants to the Company that Gibralter owns all of the Option Assets free and clear of any and all liens, consensual or otherwise, except as otherwise disclosed on EXHIBIT B attached hereto.
                       ---------

     SECTION 3.  CONTRACT RIGHTS. To the extent that any of the Assigned
                 ---------------
Contracts require the consent or approval of any one or more parties thereto to effectuate a legally valid assignment of Gibralter's rights and obligations under the Assigned Contracts, Gibralter will make reasonable efforts to arrange for and secure the consent or approval of the assignment of all of the Assigned


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Contracts from Gibralter to the Company in form and substance acceptable to the
Company; provided, however, that Gibralter shall not have the right to exercise
         --------  -------
its Put until it shall have the obtained all such consents and approvals.

     SECTION 4.  CLOSING.
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     4.01  CLOSING. The closing of the transactions provided for herein will
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take place ten (10) business days after delivery of the Put Notice or Call
Notice or on such other date as the parties hereto mutually agree (the
"Closing").

     4.02  ACTIONS TAKEN AT CLOSING.
           ------------------------

          (a) At the Closing, Gibralter will, in addition to the other requirements of this Agreement, be solely responsible for the following:

               (i) delivering to the Company any and all bills of sale, assignments, consents and other documents or instruments of transfer or assignment as the Company shall reasonably request to vest in or to confirm in the Company good, valid, marketable and unencumbered title to the Option Assets and to otherwise effectuate the transactions contemplated by this Agreement; and

               (ii) delivering to the Company certified copies of resolutions duly adopted by the board of directors and shareholders of Gibralter authorizing the execution and delivery of this Agreement and consummation of the transactions contemplated hereby; and

               (iii) the prompt and full payment and satisfaction of any and all sales taxes, use taxes, recording fees, title policy fees, patents and trademark assignment fees, and any and all other taxes and fees assessed on the Option Assets and on the transfer of the Option Assets arising by virtue of the sale of the Option Assets to the Company; and

               (iv) delivering such other certificates, resolutions or other documents as may be reasonably requested by the Company to close the transaction contemplated herein.

          (b) At the Closing, the Company will, in addition to the other requirements of this Agreement, deliver to Gibralter:

               (i) The Purchase Price; and

               (ii) Such other certificates, resolutions, or other documents as may be reasonably requested by Gibralter to close the transaction contemplated herein.

     4.03  FURTHER ASSURANCES OF GIBRALTER. At any time and from time to time
           -------------------------------
after the Closing, at the Company's request and without further consideration, Gibralter will execute and deliver such other instruments of sale, transfer, conveyance, assignment, and confirmation and take such other action as the Company may reasonably request in order to more effectively transfer, grant, convey, and assign to the Company or to confirm and assure the Company's good,


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valid, marketable and unencumbered title to the Option Assets, to place the
Company in actual possession and operating control of the Option Assets, to assist the Company in exercising all rights with respect to the Option Assets, and to carry out all of the transactions contemplated by this Agreement, including, without limitation, the filing of all applicable applications and related documentation in connection with the registration of the assigned trademarks, service marks and trade names registered by Gibralter with the United States Patent and Trademark Office and any other applicable authority (the "Intellectual Property"). At any time and from time to time after the Closing, Gibralter also will assist the Company, at the Company's request and without further consideration, to verify the use of the Intellectual Property by Gibralter. Gibralter will pay, as they become due, all liabilities of Gibralter with respect to the Option Assets not assumed by the Company pursuant to the terms of this Agreement.

     SECTION 5.  MISCELLANEOUS.
                 -------------

     5.01  TERMINATION OF AGREEMENT. This Agreement and the transaction
           ------------------------
contemplated thereby may be terminated by either party hereto, with or without cause, on or after December 31, 2001.

     5.02  EXPENSES. Gibralter and the Company will each bear their respective
           --------
expenses incurred by them in connection with the due diligence, negotiation, execution, and delivery of this Agreement and the consummation of the transactions contemplated hereby, including, but not limited to, attorney fees, accounting fees, transfer fees, and the like, except as otherwise provided for in this Agreement. Gibralter agrees to pay any and all sales or transfer taxes pertaining to the sale, purchase and transfer to the Company of title and possession in and to the Option Assets.

     5.03  THIRD PARTIES. Nothing expressed or implied in this Agreement will
           -------------
confer or will be construed to confer to any person, firm, corporation, or other entity other than the parties hereto and their respective successors and permitted assigns, any right, remedy, or claim under or in respect of this Agreement or any provision hereof.

     5.04  ASSIGNMENT. The Company may assign its rights and obligations under
           ----------
this Agreement to any parent, affiliate, subsidiary, or successor-in-interest without the prior consent of Gibralter; provided, however, that such assignee shall not be of lesser financial standing than the Company as of the execution of this Agreement.

     5.05  SUCCESSORS. This Agreement will be binding upon and inure to the
           ----------
benefit of the parties hereto, their respective representatives, successors, and permitted assigns.

     5.06  SPECIFIC PERFORMANCE. The parties agree that they will be irreparably
           --------------------
damaged in the event this Agreement is not specifically enforced, and, accordingly, all obligations to perform hereunder by either party will be enforceable by the other by a decree of specific performance.

     5.07  ENTIRE AGREEMENT. All understandings and agreements of the parties
           ----------------
are merged in this Agreement and the instruments and agreements specifically


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referred to herein. The schedules, exhibits, and other instruments attached hereto are incorporated into and are part of this Agreement.

     5.08  GOVERNING LAW. This Agreement will be governed by, and construed and
           -------------
enforced in accordance with, the laws of the State of North Carolina without respect to the principles of the conflict of laws or the choice of law.

     5.09  NOTICES. All necessary notices, demands, requests and other
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communications required or permitted to be given under the provisions of this
Agreement will be in writing, unless otherwise specified, and will be deemed to have been duly given if delivered personally, given by prepaid telegram, or mailed, registered or certified mail, postage prepaid, to the following addresses or at such other addresses as the parties hereto may designate from time to time in writing:

          (a)  If to Gibralter:    Gibralter Publishing, Inc.
                                   1650A Gum Branch Road
                                   Jacksonville, North Carolina 28540

          (b)  If to the Company:  e-commerce support centers, inc.
                                   1650A Gum Branch Road
                                   Jacksonville, North Carolina 28540

               with a copy to:     Kilpatrick Stockton LLP
                                   3737 Glenwood Drive, Suite 400
                                   Raleigh, North Carolina 27612
                                   Attention: James F. Verdonik

     5.10  MODIFICATION. This Agreement may be amended, modified, superseded, or
           ------------
canceled only by a written instrument executed by all of the parties hereto. Notice or knowledge of any matter will not constitute a waiver of any representation or warranty with respect to such matter. The waiver by any party of any breach of any provision will not be construed as a waiver of any other provision by such party. Each party will have the right to waive fulfillment of a condition or covenant or compliance with a representation or warranty of which it is the beneficiary, but such waiver may be made only by written instrument executed by such party.

     5.11  SEVERABILITY. In the event any provision of this Agreement is deemed
           ------------
to be invalid or unenforceable, the remainder of this Agreement will continue in full force and will not be affected thereby and each provision hereof will be valid and enforceable to the fullest extent permitted by law.

     5.12  CAPTIONS. The captions and other headings contained in this Agreement
           --------
are inserted for convenience of reference only and are in no way to be construed as part of this Agreement and will not affect the interpretation or meaning of this Agreement.

     5.13  DUPLICATE ORIGINALS. This Agreement may be executed in any number of
           -------------------
counterparts, all of which counterparts will constitute one agreement and will


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become effective when signed and delivered to both parties and each of which counterparts will be deemed a duplicate original.

     5.14  COUNTERPARTS. This Agreement may be executed in two or more
           ------------
counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

            (The remainder of this page is intentionally left blank.)


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


     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be made and entered into by their duly authorized officers as of the day and year first above written.

                                        COMPANY:

                                        E-COMMERCE SUPPORT CENTERS, INC.,
                                        a North Carolina corporation

ATTEST:                                 By: /s/ Terrence J. Leifheit
                                           ------------------------------------
/s/ Clifford A. Clark                      Terrence J. Leifheit, President
----------------------------------
Clifford A. Clark, Secretary

[CORPORATE SEAL]


                                        GIBRALTER:

                                        GIBRALTER PUBLISHING, INc., a
                                        North Carolina corporation

         ATTEST:

                                        By: /s/ Terrence J. Leifheit
                                           ------------------------------------
/s/ Edward A. Bohn                         Terrence J. Leifheit, President
----------------------------------
Edward A. Bohn, Secretary

[CORPORATE SEAL]




List of schedules and exhibits:

Exhibit A           Option Assets
Exhibit B           Representations and Warranties of Gibralter
Schedule 1.08       Assumed Liabilities


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                                    EXHIBIT A
                                    ---------
                                  OPTION ASSETS




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                                    EXHIBIT B
                                    ---------
                   REPRESENTATIONS AND WARRANTIES OF GIBRALTER
                                     [NONE]




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                                  SCHEDULE 1.08
                                  -------------
                               ASSUMED LIABILITIES
                                     [NONE]




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